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                                                                   EXHIBIT 10.15


                Agreement Pertaining to Election of Directors

                               January 5, 1994


Advent Atlantic and Pacific II L.P. ("Advent")
High Street Tower, Suite 2500
125 High Street
Boston, MA 02109

Re: Board of Directors Dear Sirs:

1. Reference is hereby made to the stock purchase agreement (the "Stock Purchase Agreement") of even date herewith by and among Advent, certain other purchasers affiliated with Advent and MicroTrac Systems, Inc. (the "Company") providing for the purchase by Advent and such Advent affiliates (collectively, the "Purchasers") from the Company of an aggregate of 556,155 shares of preferred stock of the Company. To induce the Purchasers to enter into the Stock Purchase Agreement, Lars D. Perkins ("Perkins") and J. Paul Costello ("Costello") hereby agree with the Purchasers as follows. Each of Perkins, Costello and the Purchasers is herein sometimes referred to as a "Party" (collectively, the "Parties"); and each of Perkins, Costello and Advent is herein sometimes collectively referred to as a Designating Party (collectively, the "Designating Parties").

2. Each of the Parties agrees to use such Party's best efforts (including without limitation the voting of a sufficient number of shares of capital stock of the Company ("Capital Stock"), if any, held by such Party) (i) to cause the number of members of the board

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of directors of the Company (the "Board") to be fixed at not less than three nor more than seven (it being understood that the number of directors currently contemplated is five); (ii) to cause one person designated from time to time by each of Perkins and Costello and two persons designated from time to time by Advent (provided, that the Advent designated directors shall be reasonably acceptable to no less than a majority of the Designating Parties, it being agreed that A. Bruce Johnston is so acceptable) to be elected to serve on the Board at all times from the date of this Agreement until this Agreement terminates as provided below; (iii) to cause a majority of the members of the Board to consist of persons (including the Advent designated directors or persons designated in accordance with paragraph 3 below) who are disinterested persons (as hereinafter defined) and who are reasonably acceptable to no less than a majority of the Designating Parties; (iv) to cause the Advent designated directors to be appointed, if they so request, to all committees of the Board;
(v) to cause the special dividend and voting provisions of subparagraphs 5(b)(i) and (ii) of Article FOURTH of the certificate of incorporation of the Company to be carried out when and if applicable; and (vi) to cause the provisions of paragraph 3 below to be carried out. Until further notice from the Designating Party in question, it is understood and agreed that the persons so designated by Perkins and Costello and the first such person designated by Advent are, respectively, Perkins, Costello and A. Bruce Johnston. As used herein, the term "disinterested person"


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shall mean a person who receives or is entitled to no payments for services, as an employee, consultant or otherwise, other than payments for service on the Board, from the Company or any of its subsidiaries.

3. Each of the Designating Parties may from time to time (provided there are then fewer than seven members of the Board) propose for election to the Board one or more persons in addition to those designated in accordance with clause
(ii) of paragraph 2 above. Each of the other Designating Parties shall determine whether the proposed director is reasonably acceptable to such Designating Party and shall so notify the proposing Designating Party. If a majority of the Designating Parties accept such proposed director, the Designating Parties shall use their respective best efforts to cause the proposed director promptly to be elected to serve on the Board. In the event that less than a majority of the Designating Parties accept such proposed director in accordance with said clause
(ii) of paragraph 2, the proposing Designating Party may, by written notice to the Company and the other parties, request the Company to
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hold a special meeting of the stockholders of the Company for the purpose of considering and acting upon the proposal to elect such person as an additional member of the Board. The other Parties shall use their respective best efforts to cause such meeting promptly to be called and to be held in accordance with the by-laws of the Company within 60 days following receipt by the Company of the foregoing notice.

4. This Agreement shall terminate on the earliest to occur of
(i) the completion of a Qualified Offering, as defined in Section
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7.17 of the Stock Purchase Agreement, (ii) the merger or consolidation of the
Company with or into another corporation following which the Parties do not own at least 51% of the capital stock of the surviving or resulting corporation, or the sale of all or substantially all of the assets of the Company to a third party, or (iii) the tenth anniversary of the date hereof. If not previously terminated in accordance with this paragraph, all of the rights and obligations of a Designating Party under this Agreement shall terminate and such Designating Party shall cease to be a Designating Party for all purposes of this Agreement when such Designating Party ceases to hold in the aggregate at least 139,000 shares (such number to be appropriately adjusted in the event of stock splits, stock combinations, stock dividends or similar recapitalizations) of Capital Stock (treating for these purposes all such shares owned by the TA Group (as defined in Section 7.17 of the Stock Purchase Agreement) as being owned by Advent).

5. In the event of any inconsistency between the provisions of this Agreement and those of paragraph 5(b) of Article FOURTH of the certificate of incorporation of the Company, those of said paragraph 5(b) shall govern.

6. Each Party agrees not to transfer any shares of Capital Stock unless such Party's transferee agrees in writing to be bound by the terms hereof applicable to such Party.

7. This Agreement shall be construed and enforced as a contract under seal in accordance with the laws of the State of Delaware. It

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shall bind and inure to the benefit of the parties and their respective executors, administrators, successors and assigns; provided, that a Designating Party may assign all of its rights and obligations as a Designating Party under this Agreement only to a single transferee (i) which is reasonably acceptable to the holders of a majority of the Capital Stock then held by Parties and (ii) which holds no less than 139,000 shares (such number to be appropriately adjusted in the event of stock splits, stock combinations, stock dividends or similar recapitalizations) of Capital Stock, and upon such an assignment, the transferee shall be deemed to be a Designating Party in substitution for the assigning Designated Party.


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Very Truly Yours,
(Signature)
Lars D. Perkins
Agreed and accepted
this     day of January, 1994

ADVENT NEW YORK L.P.

By:  TA Associates VI L.P.,
     its general partner
By:  TA Associates, Inc.,
     its general partner
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By : Brian J. Conway
Managing Director

ADVENT VII L.P.

By: TA Associates VII L.P.,
    its general partner
By: TA Associates, Inc.,
    its general partner
By: Brian J. Conway
    Managing Director

ADVENT INDUSTRIAL II L.P.           ADVENT ATLANTIC AND PACIFIC II L.P.

By: TA Associates VI L.P.           By: TA Associates AAP II Partners
    its general partner                 its general partner

By: TA Associates, Inc.             By: TA Associates, Inc.
    its general partner                 its general partner

By: Brian J. Conway                 By: Brian J. Conway
    Managing Director                   Managing Director

TA VENTURE INVESTORS LIMITED        CHESTNUT III LIMITED PARTNERSHIP
            PARTNERSHIP             By:  TA Associates VI L.P.
                                         Attorney-in-Fact
                                    By:  TA Associates, Inc.
                                         its general partner

By: Brian J. Conway                 By: Brian J. Conway
    General Partner                     Managing Director

CHESTNUT CAPITAL INTERNATIONAL
III LIMITED PARTNERSHIP
By: TA Associates VI L.P.
    Attorney-in-Fact
By: TA Associates, Inc.,
    its general partner

By: Brian J. Conway
    Managing Director